UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 23, 2023

LIMESTONE BANCORP, INC.
(Exact Name of Registrant as specified in Charter)

Kentucky	001-33033	61-1142247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Eastpoint Parkway, Louisville, Kentucky	40223
(Address of principal executive offices)	(Zip code)

(502) 499-4800
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	LMST	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Securities Holders

On February 23, 2023, Limestone Bancorp, Inc. (the “Company”) held a special meeting of shareholders.  Three proposals were on the agenda at the special meeting:

1.
Proposal to adopt and approve the Agreement and Plan of Merger dated October 24, 2022, by and between Peoples Bancorp Inc. and Limestone Bancorp, Inc. and the transactions contemplated thereby, including the merger of Limestone Bancorp, Inc. into Peoples Bancorp Inc.  This proposal was approved with votes cast as follows:

	For	Against	Abstain	Broker non-votes
Common Shares	4,960,861	5,985	182	1,671,605
Non-voting Common Shares	1,000,000	-	-	-

2.
Proposal to approve, in a non-binding advisory vote, the compensation payable to the Company’s named executive officers in connection with the merger as set forth in the joint proxy statement of the Company and prospectus of Peoples Bancorp Inc. for the special meeting.  This proposal was approved with votes cast as follows:

For	Against	Abstain	Broker non-votes
4,748,547	209,384	9,097	1,671,605

3.
Proposal to allow the adjournment of the special meeting of shareholders to another time or place, if necessary or appropriate, to permit, among other things, the solicitation of additional proxies if there are insufficient votes at the time of the special meeting to approve and adopt the Agreement and Plan of Merger.  This proposal was approved with votes cast as follows:

For	Against	Abstain	Broker non-votes
4,911,593	47,703	7,732	1,671,605

Since sufficient votes were cast for the approval and adoption of the Agreement and Plan of Merger, the special meeting was not adjourned to another time or place.

No other proposals were voted upon at the special meeting.

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s press release announcing the results of the voting on the proposals submitted to a vote of its shareholders at the special meeting of shareholders of the Company held on February 23, 2023 is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this item of the report and in Exhibit 99.1 attached hereto is being furnished to the Securities and Exchange Commission pursuant to Item 7.01 – Regulation FD Disclosure and shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release issued February 23, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIMESTONE BANCORP, INC.

Date: February 23, 2023	By	/s/ Phillip W. Barnhouse
Chief Financial Officer

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